UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 12, 2021
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	0-53713 (Commission File Number)	27-0383995 (I.R.S. Employer Identification No.)
215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496
(Address of principal executive offices, including zip code)
(866) 410-8780
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $5.00 per share	OTTR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On April 12, 2021 Otter Tail Corporation shareholders voted to amend and restate the Company’s Articles of Incorporation to increase the maximum number of directors from nine to eleven. A copy of the Restated Articles of Incorporation is attached as Exhibit 3.1. The Board of Directors amended and restated the Company’s Bylaws to reflect the increase in the maximum number of directors, subject to shareholder approval of the Restated Articles of Incorporation. A copy of the Restated Bylaws is attached as Exhibit 3.2.
The foregoing descriptions are subject to the terms of the Restated Articles of Incorporation and the Restated Bylaws in their entirety, which are incorporated by reference into this current report on Form 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders
Otter Tail Corporation held its Annual Shareholder Meeting on April 12, 2021 in a virtual format. A total of 41,510,455 shares of the Company’s common stock were entitled to vote as of the close of business on February 12, 2021, the record date for the Annual Meeting, of which 33,446,403 were voted in person or by proxy at the Annual Meeting, with virtual attendance constituting in person attendance at the Annual Meeting. The matters voted upon and approved by the Company’s shareholders were:
1.the election of three members to the Board of Directors;
2.the amendment and restatement of the Articles of Incorporation to increase the maximum number of directors from nine to eleven.
3.the approval, in a non-binding advisory vote, the compensation provided to the Named Executive Officers as described in the Proxy Statement; and
4.the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021.
The following is a summary of the voting results for each matter presented to the shareholders:
Election of Directors:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Karen M. Bohn	22,112,225	3,932,623	7,401,555
Charles S. MacFarlane	25,184,532	860,316	7,401,555
Thomas J. Webb	25,708,161	336,687	7,401,555

All three directors were re-elected to serve three-year terms expiring at the time of the 2024 Annual Shareholder Meeting and until their successors are duly elected and qualified.

Approval of the Amendment and Restatement of the Articles of Incorporation:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
31,243,592	1,892,810	310,001	—

Approval, In a Non-Binding Advisory Vote, of Compensation Provided to the Named Executive Officers as Described in the Proxy Statement:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
24,541,566	1,073,113	430,169	7,401,555

Ratification of the Appointment of Deloitte & Touche LLP:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
32,891,427	327,631	227,345	—

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

	3.1	Third Restated Articles of Incorporation
	3.2	Restated Bylaws
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION

Date: April 14, 2021	By:	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer